                                                       Exhibit Index on Page 16



    As filed with the Securities and Exchange Commission on February 24, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        AUGUST 12, 1998
                                                --------------------------------

Commission File Number:    000-22635
                       ---------------------------------------------------------


                               VORNADO REALTY L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                      13-3925979
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                       07663
--------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)


                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends Item 7 of Vornado Realty L.P.'s current report on Form 8-K, dated August 12, 1998, as previously filed with the Securities and Exchange Commission on February 12, 1999 (the "Prior 8-K"), to replace the Condensed Consoidated Pro Forma Financial Statements in Item 7.

ITEM 1.           NOT APPLICABLE

ITEM 2.           See Item 2 of the Prior 8-K.

ITEMS 3-6.        NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  There are filed herewith the Condensed Consolidated Pro
                  Forma Balance Sheet of Vornado Realty L.P. (the "Operating Partnership") as of September 30, 1998 and the Condensed Consolidated Pro Forma Income Statement of the Operating Partnership for the nine months ended September 30, 1998 and the year ended December 31, 1997 commencing on page 5, prepared to give pro forma effect to the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex, 888 Seventh Avenue, and the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the completed acquisitions of 770 Broadway and the additional interest in 570 Lexington Avenue and those previously reported acquisitions (Mendik Company, Arbor Property Trust, 90 Park Avenue, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in the Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto. These Condensed Consolidated Pro Forma Financial Statements replace the Condensed Consolidated Pro Forma Financial Statements that were filed with the Prior 8-K.

                                                                         PAGE
                                                                       REFERENCE
                                                                       ---------
Pro Forma financial information:

     Condensed Consolidated Pro Forma Balance Sheet at
     September 30, 1998...........................................         5

     Condensed Consolidated Pro Forma Unaudited Income
     Statement for the Nine Months Ended September 30,
     1998.........................................................         6

     Condensed Combining Pro Forma Unaudited Income
     Statement for the Periods in 1998 Prior to Acquisition.......         7

     Condensed Combining Pro Forma Unaudited Income
     Statement for Previously Reported Acquisitions for the
     Periods in 1998 Prior to Acquisition.........................         8

     Condensed Consolidated Pro Forma Unaudited Income
     Statement for the Year Ended December 31, 1997...............         9

     Condensed Combining Pro Forma Income Statement
     for the Year Ended December 31, 1997.........................        10

     Condensed Combining Pro Forma Unaudited Income
     Statement for Previously Reported Acquisitions for the
     Year Ended December 31, 1997 or the Periods in 1997
     Prior to Acquisition.........................................        11

     Notes to Condensed Consolidated Pro Forma Financial
     Statements...................................................        12


EXHIBIT NO.                               EXHIBIT

     23.1 Consent of Friedman Alpren & Green LLP (incorporated by reference to Exhibit 23.1 to the Prior 8-K)
     23.2 Consent of Sharrard, McGee & Co., P.A. (incorporated by reference to Exhibit 23.2 to the Prior 8-K)
     23.3 Consent of KPMG Peat Marwick LLP (incorporated by reference to Exhibit 23.3 to the Prior 8-K)
     23.4 Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.4 to the Prior 8-K)

ITEM 8.           NOT APPLICABLE.

PRO FORMA FINANCIAL INFORMATION:

         The unaudited condensed consolidated pro forma financial information attached presents: (A) the Condensed Consolidated Pro Forma Income Statements of Vornado Realty L.P. (the "Operating Partnership") for the year ended December 31, 1997 and for the nine months ended September 30, 1998, as if the following had occurred on January 1, 1997 (i) the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex and 888 Seventh Avenue with the financings attributable thereto and (ii) the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the completed acquisition of 770 Broadway and the additional interest in 570 Lexington Avenue and previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto and (B) the Condensed Consolidated Pro Forma Balance Sheet of the Operating Partnership as of September 30, 1998, as if all of the above acquisitions had occurred on September 30, 1998.

         The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what the Operating Partnership's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent the Operating Partnership's results of operations or financial position for any future period.

         The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1997, the Consolidated Financial Statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, the Consolidated Financial Statements and notes thereto included in Mendik RELP's Annual Report on Form 10-K for the year ended December 31, 1997, and the Consolidated Financial Statements and notes thereto of Mendik RELP's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                               September 30, 1998
                                   (unaudited)
                             (amounts in thousands)


                                                           HISTORICAL
                                                            OPERATING       PRO FORMA        TOTAL
                                                           PARTNERSHIP     ADJUSTMENTS     PRO FORMA
                                                           -----------    -------------   -----------
ASSETS:
      Real estate, net                                     $ 2,803,795    $ 106,000 (A)   $ 3,150,085
                                                                             94,500 (B)
                                                                             45,790 (C)
                                                                            100,000 (D)
      Cash and cash equivalents                                269,952      (31,000)(A)       263,552
                                                                             (6,400)(B)
                                                                            (45,000)(D)
                                                                             31,000 (E)
                                                                             45,000 (E)
      Investment in partially-owned
         entities, including investment in
         and advances to Alexander's                           840,986      (19,790)(C)       821,196
      Mortgage loans receivable                                 10,625                         10,625
      Receivable arising from straight-
         lining of rents                                        41,847                         41,847
      Other assets                                             160,515                        160,515
                                                           -----------    ---------       -----------
                                                           $ 4,127,720    $ 320,100       $ 4,447,820
                                                           ===========    =========       ===========

LIABILITIES:
      Notes and mortgages payable                          $ 1,234,314    $  46,000 (A)   $ 1,405,914
                                                                             44,600 (B)
                                                                             26,000 (C)
                                                                             55,000 (D)
      Revolving credit facility                                683,250       31,000 (E)       759,250
                                                                             45,000 (E)
      Deferred leasing fee income                                9,868                          9,868
      Officer's deferred compensation
         payable                                                34,664                         34,664
      Other liabilities                                         78,948                         78,948
                                                           -----------    ---------       -----------
                                                             2,041,044      247,600         2,288,644
                                                           -----------    ---------       -----------

Minority interest                                               12,549           --            12,549
                                                           -----------    ---------       -----------

PARTNERS' CAPITAL:
      Total partners' capital                                2,074,127       29,000 (A)     2,146,627
                                                                             43,500 (B)
                                                           -----------    ---------       -----------
                                                           $ 4,127,720    $ 320,100       $ 4,447,820
                                                           ===========    =========       ===========

          CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT
                  For the Nine Months Ended September 30, 1998
                (amounts in thousands, except per unit amounts)

                                                                                        HISTORICAL-
                                               HISTORICAL    PREVIOUSLY    OPERATING     CURRENT
                                               OPERATING      REPORTED    PARTNERSHIP  ACQUISITIONS    PRO FORMA            TOTAL
                                              PARTNERSHIP   ACQUISITIONS   PRO FORMA     COMBINED     ADJUSTMENTS         PRO FORMA
                                              -----------   ------------  -----------  ------------   -----------         ---------
Revenues:
       Property rentals                        $ 299,924     $  40,628     $ 340,552     $  58,080     $   5,969  (F)     $ 403,184
                                                      --            --            --            --        (1,417) (G)
       Expense reimbursements                     53,000         1,955        54,955         2,570             3             57,528
       Other income                                6,482         1,481         7,963           872             2              8,837
                                               ---------     ---------     ---------     ---------     ---------          ---------
                                                 359,406        44,064       403,470        61,522         4,557            469,549
                                               ---------     ---------     ---------     ---------     ---------          ---------
EXPENSES:
       Operating                                 144,214        19,582       163,796        32,005        (1,216) (G)       194,585
       Depreciation and amortization              41,605         6,049        47,654         1,159         3,848  (H)        52,661
       General and administrative                 18,792            --        18,792           506            21             19,319
                                               ---------     ---------     ---------     ---------     ---------          ---------
                                                 204,611        25,631       230,242        33,670         2,653            266,565
                                               ---------     ---------     ---------     ---------     ---------          ---------
Operating income                                 154,795        18,433       173,228        27,852         1,904            202,984
       Income applicable to Alexander's              806            --           806            --            --                806
       Income from partially owned entities       20,871          (519)       20,352            --        (1,118) (I)        19,234
       Interest and other investment
          income                                  18,067          (786)       17,281           246            --             17,527
       Interest and debt expense                 (80,536)      (12,070)      (92,606)       (6,888)      (10,278) (J)      (109,772)
       Net gain from insurance settlement
          and condemnation proceedings             9,649            --         9,649            --            --              9,649
       Minority interest                            (275)           --          (275)       (2,714)        2,714  (K)          (275)
                                               ---------     ---------     ---------     ---------     ---------          ---------
Net income                                       123,377         5,058      128,435        18,496        (6,778)           140,153
Preferential allocations                         (10,492)       (1,379)      (11,871)           --        (2,571) (L)       (14,442)
Preferred unit distributions                     (16,268)           --       (16,268)           --            --            (16,268)
                                               ---------     ---------     ---------     ---------     ---------          ---------
Net income applicable to
   Class A units                               $  96,617     $   3,679     $ 100,296     $  18,496     $  (9,349)         $ 109,443
                                               =========     =========     =========     =========     =========          =========

Net income per Class A unit - basic
       (based on 79,407 units and
       85,064 units)                           $    1.22                                                                  $    1.29
                                               =========                                                                  =========
Net income per Class A unit - diluted
       (based on 81,482 units and
       87,139 units)                           $    1.19                                                                  $    1.26
                                               =========                                                                  =========

            CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT
                  For the Periods in 1998 Prior to Acquisition
                             (Amounts in thousands)


                                          SIX MONTHS ENDED
                                           JUNE 30, 1998       NINE MONTHS ENDED SEPTEMBER 30, 1998
                                          ----------------   -----------------------------------------   HISTORICAL-
                                                              MENDIK          MARKET                      CURRENT
                                             689 FIFTH         RELP           SQUARE      888 SEVENTH    ACQUISITIONS
                                             AVENUE (1)      PROPERTIES      COMPLEX        AVENUE        COMBINED
                                             ----------      ----------      --------     ------------   ------------
Revenues:
      Property rentals                        $ 1,650         $ 28,444       $ 10,737       $17,249        $ 58,080

      Expense reimbursements                       11               --             --         2,559           2,570
      Other income                                  7               --             --           865             872
                                              -------         --------       --------       -------        --------
                                                1,668           28,444         10,737        20,673          61,522
                                              -------         --------       --------       -------        --------

EXPENSES:
      Operating                                   888           15,391          4,935        10,791          32,005
      Depreciation and amortization                --              148          1,011            --           1,159
      General and administrative                   83              423             --            --             506
                                              -------         --------       --------       -------        --------
                                                  971           15,962          5,946        10,791          33,670
                                              -------         --------       --------       -------        --------
Operating income                                  697           12,482          4,791         9,882          27,852
      Equity in net income of investees            --               --             --            --              --
      Interest and dividend income                 --              246             --            --             246
      Interest and debt expense                    --           (4,157)        (2,731)           --          (6,888)
      Minority interest                            --           (2,714)            --            --          (2,714)

                                              -------         --------       --------       -------        --------
Net income                                    $   697         $  5,857       $  2,060       $ 9,882        $ 18,496
                                              =======         ========       ========       =======        ========

(1) Certain revenue and expense items have been reclassified to conform to the Operating Partnership's presentation.

            CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR PREVIOUSLY REPORTED ACQUISITIONS
                  For the Periods in 1998 Prior to Acquisition
                             (Amounts in thousands)


                                                                       MERCHANDISE                                     PREVIOUSLY
                                             ONE PENN     150 EAST      MART GROUP         770          PRO FORMA       REPORTED
                                              PLAZA      58TH STREET  OF PROPERTIES      BROADWAY      ADJUSTMENTS    ACQUISITIONS
                                             --------    -----------  -------------      --------      -----------    ------------
Revenues:
      Property rentals                        $4,034       $ 2,896       $ 25,729        $ 7,418        $    551        $ 40,628
      Expense reimbursements                     430           427             --          1,098              --           1,955
      Other income                               661           114            580            126              --           1,481
                                              ------       -------       --------        -------        --------        --------
                                               5,125         3,437         26,309          8,642             551          44,064
                                              ------       -------       --------        -------        --------        --------
EXPENSES:
      Operating                                3,126         1,692         12,957          2,804            (997)         19,582
      Depreciation and amortization               --            --             --             --           6,049           6,049
      General and administrative                  --            --             --             --              --              --
                                              ------       -------       --------        -------        --------        --------
                                               3,126         1,692         12,957          2,804           5,052          25,631
                                              ------       -------       --------        -------        --------        --------
Operating income                               1,999         1,745         13,352          5,838          (4,501)         18,433
      Equity in net income of investees           --            --             --             --            (519)           (519)
      Interest and dividend income                --            --             --             --            (786)           (786)
      Interest and debt expense                   --            --             --             --         (12,070)        (12,070)
      Preferential allocations                    --            --         (1,012)          (367)             --          (1,379)

                                              ------       -------       --------        -------        --------        --------
Net income                                    $1,999       $ 1,745       $ 12,340        $ 5,471        $(17,876)       $  3,679
                                              ======       =======       ========        =======        ========        ========

           CONDENSED CONSOLIDATED PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)


                                                                                         HISTORICAL-
                                               HISTORICAL   PREVIOUSLY     OPERATING      CURRENT
                                               OPERATING     REPORTED     PARTNERSHIP   ACQUISITIONS     PRO FORMA         TOTAL
                                              PARTNERSHIP   ACQUISITIONS   PRO FORMA      COMBINED      ADJUSTMENTS      PRO FORMA
                                              -----------   ------------  -----------   ------------   ------------    -------------
Revenues:
       Property rentals                        $ 168,321     $ 244,202     $ 412,523      $ 72,777     $   9,432 (M)   $ 492,261
                                                                    --            --            --        (2,471)(N)
      Expense reimbursements                      36,652        33,552        70,204         3,522            --          73,726
       Other income                                4,158        11,175        15,333         4,199        (2,921)(O)      16,611
                                               ---------     ---------     ---------      --------     ---------       ---------
                                                 209,131       288,929       498,060        80,498         4,040         582,598
                                               ---------     ---------     ---------      --------     ---------       ---------
Expenses:
       Operating                                  74,745       137,769       212,514        44,567        (1,884)(N)     255,197
       Depreciation and amortization              22,983        36,469        59,452         6,640           139 (P)      66,231
       General and administrative                 13,580         4,668        18,248           735            --          18,983
       Amortization of officer's deferred
          compensation expense                    22,917       (22,917)           --            --            --              --
                                               ---------     ---------     ---------      --------     ---------       ---------
                                                 134,225       155,989       290,214        51,942        (1,745)        340,411
                                               ---------     ---------     ---------      --------     ---------       ---------
Operating income                                  74,906       132,940       207,846        28,556         5,785         242,187
       Income applicable to Alexander's            7,873            --         7,873            --            --           7,873
       Income from partially owned entities        4,658        16,382        21,040            --          (672)(Q)      20,368
       Interest and other investment
          income                                  23,767        (3,475)       20,292           245            --          20,537
       Interest and debt expense                 (42,888)      (69,233)     (112,121)       (9,923)      (14,062)(R)    (136,106)
       Minority interest                              --            --            --        (1,370)        1,370 (S)          --
                                               ---------     ---------     ---------      --------     ---------       ---------
Net income                                        68,316        76,614       144,930        17,508        (7,579)        154,859
Preferential allocations                          (7,293)       (9,010)      (16,303)           --        (2,780)(T)     (19,083)
Preferred unit distributions                     (15,549)       (5,137)      (20,686)           --            --         (20,686)
                                               ---------     ---------     ---------      --------     ---------       ---------
Net income applicable to
   Class A units                               $  45,474     $  62,467     $ 107,941      $ 17,508     $ (10,359)      $ 115,090
                                               =========     =========     =========      ========     =========       =========

Net income per Class A unit - basic
       (based on 55,098 units and
       85,064 units)                           $    0.83                                                               $    1.35
                                               =========                                                               =========
Net income per Class A unit - diluted
       (based on 57,217 units and
       87,139 units)                           $    0.79                                                               $    1.32
                                               =========                                                               =========

    CONDENSED COMBINING PRO FORMA INCOME STATEMENT
         For the Year Ended December 31, 1997
                (Amounts in thousands)


                                                                                                  HISTORICAL-
                                                         MENDIK       MARKET                       CURRENT
                                          689 FIFTH       RELP        SQUARE       888 SEVENTH   ACQUISITIONS
                                          AVENUE (1)    PROPERTIES   COMPLEX         AVENUE        COMBINED
                                          ----------    ----------   --------      -----------   ------------
Revenues:
      Property rentals                     $ 3,289       $ 36,189    $ 15,124        $18,175       $ 72,777

      Expense reimbursements                   179             --          --          3,343          3,522
      Other income                              52          2,921          --          1,226          4,199
                                           -------       --------    --------        -------       --------
                                             3,520         39,110      15,124         22,744         80,498
                                           -------       --------    --------        -------       --------
EXPENSES:
      Operating                              1,596         20,827       6,323         15,821         44,567
      Depreciation and amortization             --          5,247       1,393             --          6,640
      General and administrative                99            636          --             --            735
      Amortization of officer's deferred
        compensation expense                    --             --          --             --             --
                                           -------       --------    --------        -------       --------
                                             1,695         26,710       7,716         15,821         51,942
                                           -------       --------    --------        -------       --------
Operating income                             1,825         12,400       7,408          6,923         28,556
      Equity in net income of investees         --             --          --             --             --
      Interest and dividend income              --            245          --             --            245
      Interest and debt expense                 --         (6,162)     (3,761)            --         (9,923)
      Minority interest                         --         (1,370)         --             --         (1,370)
                                           -------       --------    --------        -------       --------
Net income                                 $ 1,825       $  5,113    $  3,647        $ 6,923       $ 17,508
                                           =======       ========    ========        =======       ========

(1) Certain revenue and expense items have been reclassified to conform to the Operating Partnership's presentation.

            CONDENSED COMBINING PRO FORMA UNAUDITED INCOME STATEMENT
                      FOR PREVIOUSLY REPORTED ACQUISITIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 OR THE PERIODS IN 1997 PRIOR TO ACQUISITION
                             (AMOUNTS IN THOUSANDS)

                                                         ARBOR                   THE
                                            MENDIK      PROPERTY     90 PARK  MONTEHIEDRA   THE RIESE   640 FIFTH   ONE PENN
                                           COMPANY       TRUST       AVENUE   TOWN CENTER  TRANSACTION    AVENUE     PLAZA
                                           --------     --------     -------  -----------  -----------  ---------   --------
Revenues:
      Property rentals                     $ 34,928     $ 19,837     $12,418    $2,059        $  805     $ 5,053    $48,412
      Expense reimbursements                  2,908       16,089       2,975       470            43       1,837      5,155
      Other income                            3,187           72         264        57            23          --      7,936
                                           --------     --------     -------    ------        ------     -------    -------
                                             41,023       35,998      15,657     2,586           871       6,890     61,503
                                           --------     --------     -------    ------        ------     -------    -------
EXPENSES:
      Operating                              12,805       16,500       6,420       585           667       4,355     37,511
      Depreciation and amortization           4,682        4,301          --        --            --          --         --
      General and administrative              2,684        1,539          --        --            --          --         --
      Amortization of officer's
        deferred Compensation expense            --           --          --        --            --          --         --
                                           --------     --------     -------    ------        ------     -------    -------
                                             20,171       22,340       6,420       585           667       4,355     37,511
                                           --------     --------     -------    ------        ------     -------    -------
Operating income                             20,852       13,658       9,237     2,001           204       2,535     23,992
      Equity in net income of investees         362           --          --        --            --          --         --
      Interest and dividend income              899           --          --        --            --          --         --
      Interest and debt expense              (7,967)     (10,272)         --        --            --          --         --
      Preferential allocations               (3,077)          --          --        --            --          --         --
      Preferred unit distributions               --           --          --        --            --          --         --
                                           --------     --------     -------    ------        ------     -------    -------
Net income                                 $ 11,069     $  3,386     $ 9,237    $2,001        $  204     $ 2,535    $23,992
                                           ========     ========     =======    ======        ======     =======    =======

                                                            MERCHANDISE                               PREVIOUSLY
                                              150 EAST       MART GROUP      770        PRO FORMA      REPORTED
                                             58TH STREET   OF PROPERTIES   BROADWAY    ADJUSTMENTS   ACQUISITIONS
                                             -----------   -------------   --------    -----------   ------------
Revenues:
      Property rentals                         $ 13,901      $  99,087     $ 14,910     $  (7,208)     $ 244,202
      Expense reimbursements                      2,049             --        2,026            --         33,552
      Other income                                  547          1,711           --        (2,622)        11,175
                                               --------      ---------     --------     ---------      ---------
                                                 16,497        100,798       16,936        (9,830)       288,929
                                               --------      ---------     --------     ---------      ---------
EXPENSES:
      Operating                                   8,121         49,339        6,235        (4,769)       137,769
      Depreciation and amortization                  --             --           --        27,486         36,469
      General and administrative                     --             --           --           445          4,668
      Amortization of officer's
        deferred Compensation expense                --             --           --       (22,917)       (22,917)
                                               --------      ---------     --------     ---------      ---------
                                                  8,121         49,339        6,235           245        155,989
                                               --------      ---------     --------     ---------      ---------
Operating income                                  8,376         51,459       10,701       (10,075)       132,940
      Equity in net income of investees              --             --           --        16,020         16,382
      Interest and dividend income                   --            897           --        (5,271)        (3,475)
      Interest and debt expense                      --             --           --       (50,994)       (69,233)
      Preferential allocations                       --         (4,048)        (734)       (1,151)        (9,010)
      Preferred unit distributions                   --             --           --        (5,137)        (5,137)
                                               --------      ---------     --------     ---------      ---------
Net income                                     $  8,376      $  48,308     $  9,967     $ (56,608)     $  62,467
                                               ========      =========     ========     =========      =========

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                 (amounts in thousands, except per unit amounts)


The unaudited Condensed Consolidated Pro Forma Financial Statements were prepared to give pro forma effect to the completed acquisitions of 689 Fifth Avenue, the Mendik RELP Properties, the Market Square Complex, and 888 Seventh Avenue, the previously reported completed acquisitions and investments (Mendik Company, Arbor Property Trust, 90 Park Avenue, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street, the Merchandise Mart Group of Properties, 770 Broadway and additional interest in 570 Lexington Avenue (all included in the column headed "Previously Reported Acquisitions")) and the financings attributable thereto, for the period of time during 1998 prior to their acquisition. The Pro Forma data for certain previously completed acquisitions, which were disclosed in Forms 8-K previously filed with the Securities and Exchange Commission has been updated to (i) include information through September 30, 1998 and (ii) reflect pro forma adjustments to revenues for straight-line rents for the period, depreciation adjustments based upon the new basis of the acquired assets, interest expense on debt used to fund the acquisition and additional minority interest.

The column headed "Historical - Current Acquisitions Combined" included in the Condensed Consolidated Pro Forma Income Statement for the nine months ended September 30, 1998 and the year ended December 31, 1997, includes the revenues and expenses from the Mendik RELP's Consolidated Statement of Operations for the nine months ended September 30, 1998 as filed on Mendik RELP's Form 10-Q and the Consolidated Statement of Operations for the year ended December 31, 1997 as filed on Mendik RELP's Annual Report on Form 10-K. These amounts include the 40% interest in Two Park Avenue that was owned by Vornado prior to the acquisition of the remaining 60% interest and accordingly, adjustments are required to eliminate this equity investment. Such adjustments are included in the column headed "Pro Forma Adjustments".

The "Historical - Current Acquisitions Combined" column in the Condensed Consolidated Pro Forma Unaudited Income Statement for the Nine Months Ended September 30, 1998 reflects revenues and certain expenses for the six months ended June 30, 1998 for 689 Fifth Avenue. This asset was acquired on August 12, 1998 and accordingly, adjustments are required to record historical revenues and expenses from June 30, 1998 through the acquisition date. Such adjustments are included in the Pro Forma Adjustment column. The "Historical - Current Acquisitions Combined" column also includes the revenues and certain expenses for the nine months ended September 30, 1998 for the Mendik RELP Properties, the Market Square Complex and 888 Seventh Avenue.

Acquisitions were consummated through subsidiaries or preferred stock affiliates of the Operating Partnership (of which Vornado Realty Trust owns an approximate 88.7% limited partnership interest at December 22, 1998 and is the sole general partner) and were recorded under the purchase method of accounting. The respective purchase costs were allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the initial valuations are subject to change as such information is finalized. The Operating Partnership believes that any such change will not be significant since the allocations were principally to real estate.

                 (amounts in thousands, except per unit amounts)

The following adjustments were required to give pro forma effect to the transactions being reported:

Pro Forma September 30, 1998 Balance Sheet:

            (A) Reflects the acquisition of the Mendik RELP Properties (330 West 34th Street, the Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue) for approximately $106 million, consisting of $31 million in cash from borrowings under the revolving credit facility, the issuance of $29 million of common shares and assumed debt of $46 million.

            (B) To record the acquisition of the Market Square Complex for approximately $94.5 million, consisting of $44.6 million in debt, $43.5 million in a combination of Class A Operating Partnership Units and Series C-1 Preferred Operating Partnership Units and $6.4 million in cash.

            (C) Reflects the reclassification of the equity investment in the original 40% interest in Two Park Avenue into its balance sheet components.

            (D) To record the acquisition of 888 Seventh Avenue for approximately $100 million, consisting of $45 million of cash from borrowings under the revolving credit facility and $55 million of assumed debt.

            (E) Reflects borrowings under the revolving credit facility to fund the cash portion of the purchase price.

Pro Forma September 30, 1998 Income Statement:

            (F) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

            (G) To eliminate revenues and expenses of non-real estate operations of the Market Square Complex.

            (H) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP and Market Square income statements.

            (I) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in the Operating Partnership's historical income statement.

            (J) To record interest expense from assumed debt, at applicable rates, and from borrowings on the revolving credit facility used to finance the cash portion of the acquisitions of the Mendik RELP Properties, 689 Fifth Avenue and 888 Seventh Avenue at an assumed borrowing rate of 6.5%.

            (K)   To eliminate historical minority interest in the Mendik RELP.

            (L) To record preferential allocations on income from acquisitions.

Pro Forma December 31, 1997 Income Statement:

            (M) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

            (N) To eliminate revenues and expenses of non-real estate operations of the Market Square Complex.

            (O) To eliminate gain relating to the Mendik RELP properties which would not be a part of the proposed future operations of the properties being acquired.

                 (amounts in thousands, except per unit amounts)

            (P) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP and Market Square income statements.

            (Q) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in the Operating Partnership's historical income statement.

            (R) To record interest expense from assumed debt, at applicable rates, and from borrowings on the revolving credit facility used to finance the cash portion of the acquisitions of the Mendik RELP Properties, 689 Fifth Avenue and 888 Seventh Avenue at an assumed borrowing rate of 6.5%.

            (S)   To eliminate historical minority interest in the Mendik RELP.

            (T) To record preferential allocations on income from acquisitions.

                               VORNADO REALTY L.P.


                                   SIGNATURES






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   VORNADO REALTY L.P.
                                               ---------------------------------
                                                    (Registrant)


                                               By: Vornado Realty Trust,
                                               ---------------------------------
                                                    as general partner


Date: February 24, 1999                         By:  /s/ Irwin Goldberg
                                               ---------------------------------
                                                       IRWIN GOLDBERG
                                                       Vice President,
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS


  EXHIBIT NO.                   EXHIBIT

     23.1 Consent of Friedman Alpren & Green LLP (incorporated by reference to Exhibit 23.1 to the Prior 8-K)
     23.2 Consent of Sharrard, McGee & Co., P.A. (incorporated by reference to Exhibit 23.2 to the Prior 8-K)
     23.3 Consent of KPMG Peat Marwick LLP (incorporated by reference to Exhibit 23.3 to the Prior 8-K)
     23.4 Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.4 to the Prior 8-K)